1 Sterne, Agee & Leach Second Annual Bank & Thrift Symposium September 11, 2006 Exhibit 99.2

CAUTIONARY STATEMENT
CAUTIONARY STATEMENT
This presentation contains forward-looking statements
about the future financial performance, business plans
and strategies of CapitalSouth Bancorp.  Because
forward-looking statements involve risks and
uncertainties, actual results may differ materially from
those expressed or implied.  Investors are cautioned
not to place undue reliance on these forward-looking
statements and are advised to carefully review the
discussion of forward-looking statements and risk
factors in documents that the Company files with the
Securities and Exchange Commission, including the
Company’s most recent Annual Report on Form 10-K
and Quarterly Report on Form 10-Q.

HISTORICAL OVERVIEW
HISTORICAL OVERVIEW
Founded in 1992 as a bank “Built for Business”
Now has nine full-service branches in four major
markets, as well as one loan production office in
a fifth market
Business model continues to produce strong
internal growth
Completed IPO in December 2005 to support
ongoing expansion

4 OUR MARKET NICHE OUR MARKET NICHE Type Retail Retail Business Business Capital South Capital South

5 BUILT FOR BUSINESS BUILT FOR BUSINESS Niche focus Larger transactions Greater personal opportunities Highly qualified lenders Better service Stronger customer loyalty

6 STRATEGIES FOR GROWTH STRATEGIES FOR GROWTH Develop current markets in Alabama and Northern Florida

7 CURRENT MARKETS CURRENT MARKETS Banking Offices Loan Production Office AL AL GA GA FL FL Huntsville Huntsville Birmingham Birmingham Montgomery Montgomery Jacksonville Jacksonville Atlanta Atlanta

8 STRATEGIES FOR GROWTH STRATEGIES FOR GROWTH Develop current markets in Alabama and Northern Florida Expand to attractive new markets

EXPANSION OPPORTUNTIES
EXPANSION OPPORTUNTIES
TN
TN
GA
GA
MS
MS
SC
SC
NC
NC
Banking Offices
Loan Production Office
AL
AL
FL
FL
Huntsville
Huntsville
Birmingham
Birmingham
Montgomery
Montgomery
Jacksonville
Jacksonville
Atlanta
Atlanta
Tampa
Tampa
Nashville
Nashville
Memphis
Memphis
Chattanooga
Chattanooga
Jackson
Jackson
Mobile
Mobile
Charlotte
Charlotte
Raleigh
Raleigh
Orlando
Orlando
Columbia
Columbia
Tallahassee
Tallahassee
Fort Myers
Fort Myers
Sarasota
Sarasota
Palm Beach
Palm Beach

10 STRATEGIES FOR GROWTH STRATEGIES FOR GROWTH Develop current markets in Alabama and Northern Florida Expand to attractive new markets Enhance products and services

STRATEGIES FOR GROWTH
STRATEGIES FOR GROWTH
Develop current markets in Alabama and
Northern Florida
Expand to attractive new markets
Enhance products and services
Expand commercial loan origination
program

12 NON-INTEREST INCOME NON-INTEREST INCOME ($ in millions) Business Capital Group 2001 2002 2003 2004 2005 $324 $324 $483 $483 $934 $934 $800 $800 $1,031 $1,031 $2,266 $1,961 $2,079 $2,060 $2,552

STRATEGIES FOR GROWTH
STRATEGIES FOR GROWTH
Develop current markets in Alabama and
Northern Florida
Expand to attractive new markets
Enhance products and services
Expand commercial loan origination
program
Maintain high asset quality

14 NON-PERFORMING ASSETS NON-PERFORMING ASSETS 2001 2002 2003 0.97% 0.94% 0.69% 2004 2005 0.50% 0.42% (to total assets)

15 NET LOANS CHARGED OFF NET LOANS CHARGED OFF 2001 2002 2003 1.33% 0.27% 0.25% 2004 2005 0.14% 0.09% (to average loans)

2001 2002 2003
86.60%
98.87%
131.07%
2004 2005
190.45%
214.82%
LOAN LOSS ALLOWANCE
LOAN LOSS ALLOWANCE
1.32%
1.32%
1.35%
1.35%
1.30%
1.30%
1.24%
1.24%
1.18%
1.18%
To non-performing assets
To year-end loans

STRATEGIES FOR GROWTH
STRATEGIES FOR GROWTH
Develop current markets in Alabama and
Northern Florida
Expand to attractive new markets
Enhance products and services
Expand commercial loan origination
program
Maintain high asset quality
Leverage our operational foundation

1Q05 2Q05 3Q05
$10,145
$15,096
$20,397
4Q05
$24,840
$30,965
NEW MARKET TRENDS
NEW MARKET TRENDS
2Q06
$37,367
1Q06
$80
$70
$60
$50
$40
$30
$20
$10
$0
($ in thousands)
Loan portfolio
Non-interest expense
Huntsville
Huntsville

19 2001 2002 2003 76.29% 70.84% 70.25% 2004 2005 69.35% 69.51% EFFICIENCY RATIO EFFICIENCY RATIO

STRATEGIES FOR GROWTH
STRATEGIES FOR GROWTH
Develop current markets in Alabama and
Northern Florida
Expand to attractive new markets
Enhance products and services
Expand commercial loan origination program
Maintain high asset quality
Leverage our operational foundation
Take advantage of public currency

Financial Review 21

INTERIM HIGHLIGHTS
INTERIM HIGHLIGHTS
(In thousands except percentages and per share amounts)
Second Quarter Ended
June 30,
2005 2006 Change
Net interest income $    3,135 $   3,975 27%
Provision for loan losses 344 104 -70%
Net income 672 994 48%
Diluted EPS 0.30 0.33 10%
Weighted average shares outstanding 2,276 3,024 33%
Return on average assets 0.75% 0.89%
Return on average equity 10.36% 10.09%
Total assets $362,096 $448,330 24%
Loans, net 277,896 348,620 25%
Deposits 301,471 378,367 26%
Stockholders’ equity 26,247 39,743 51%

23 TOTAL ASSETS TOTAL ASSETS 2001 2002 2003 2004 6M2006 2005 ($ in millions) $221.9 $250.2 $293.3 $337.7 $423.5 $448.3

24 LOANS, NET LOANS, NET 2001 2002 2003 2004 6M2006 2005 ($ in millions) $139.3 $172.6 $203.3 $255.5 $323.4 $344.6

DEPOSITS
DEPOSITS
2001 2002 2003 2004 6M2006 2005
($ in millions)
$151.8
$183.1
$202.5
$261.5
$329.4
$378.3
$14.8
$14.8
$22.9
$22.9
$24.3
$24.3
$38.7
$38.7
$47.0
$47.0
$53.3
$53.3
Non-interest bearing

26 STOCKHOLDERS’-EQUITY STOCKHOLDERS’-EQUITY 2001 2002 2003 2004 6M2006 2005 ($ in millions) $22.8 $24.0 $23.3 $25.1 $36.9 $39.7

27 NET INTEREST INCOME NET INTEREST INCOME ($ in millions) 2001 2002 2003 2004 6M2005 2005 6M2006 $6.6 $7.0 $7.8 $10.0 $13.0 $6.1 $7.6

28 NET INCOME NET INCOME ($ in millions) 2001 2002 2003 2004 6M2005 2005 6M2006 $0.9 $1.2 $1.5 $1.9 $2.6 $1.3 $1.5

29 DILUTED EPS DILUTED EPS 2001 2002 2003 2004 6M2005 2005 6M2006 $0.37 $0.52 $0.65 $0.83 $1.12 $0.58 $0.48

30 CASH DIVIDENDS CASH DIVIDENDS 2001 2002 2003 2004 2006 2005 $0.16 $0.16 $0.16 $0.18 $0.20 $0.24* * Indicated annual rate

STOCK FACTS
STOCK FACTS
Shares outstanding  3.0 million
Public float  2.4 million
Market capitalization  $57.1 million
Institutional holdings  nil
Trading range (since IPO)  $17.75-$23.00
Average daily volume (3 mo.) 1,864 shares
Price to book  143%

KEY INVESTMENT POINTS
KEY INVESTMENT POINTS
Strategic focus on medium-sized business
History of strong internal growth
Growth model portable to new markets
Opportunities to leverage operations
Solid earnings trends
Attractive valuation

33 NASDAQ - CAPB

Supplemental Information 34

35 LOAN PORTFOLIO LOAN PORTFOLIO December 31, 2005 Commercial Real Estate - Construction Real Estate - Mortgage Consumer $48 $48 $93 $93 $178.5 $178.5 $7.7 $7.7 ($ in millions)

36 LOAN MIX LOAN MIX Variable Fixed 79% 79% 21% 21% December 31, 2005

DEPOSIT MIX
DEPOSIT MIX
Time Deposits
Savings and
money market
demand
Interest-bearing
demand
Non-interest-
bearing demand
$182.8
$182.8
$98.2
$98.2
$1.5
$1.5
$47.0
$47.0
December 31, 2005
($ in millions)

38 NET INTEREST MARGIN NET INTEREST MARGIN 2001 2002 2003 2004 6M2005 2005 6M2006 3.36% 3.26% 3.04% 3.43% 3.77% 3.69% 3.75%

39 LOAN LOSS PROVISION LOAN LOSS PROVISION ($ in thousands) 2001 2002 2003 2004 6M2005 2005 6M2006 $813 $877 $820 $847 $914 $501 $340

40 NON-PERFORMING ASSETS NON-PERFORMING ASSETS ($ in millions) 2001 2002 2003 2004 6M2005 2005 6M2006 $2.1 $2.3 $2.0 $1.7 $1.8 $1.6 $1.9

41 NON-INTEREST EXPENSE NON-INTEREST EXPENSE ($ in millions) 2001 2002 2003 2004 6M2005 2005 6M2006 $6.8 $6.4 $6.9 $8.4 $10.8 $4.9 $7.0